UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2010

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Third Amendment to Group 1 Automotive, Inc. Deferred Compensation Plan, as Amended and Restated, effective January 1, 2008

On November 10, 2010, the Compensation Committee of the Board of Directors of Group 1 Automotive, Inc. (the "Company") approved the Third Amendment (the "Third Amendment") to Group 1 Automotive, Inc. Deferred Compensation Plan, as Amended and Restated, effective January 1, 2008 (the "Plan"). In connection with the Company’s change of Plan recordkeepers, the Plan was amended, as described below:

1. Establishment of Pre-2011 Accounts. The Third Amendment establishes separate accounts for amounts deferred under the Plan with respect to Plan years beginning prior to January 1, 2011 (other than amounts grandfathered under Section 409A of the Internal Revenue Code, which remain subject to the provisions of the Plan as in effect on October 3, 2004). The Pre-2011 Accounts remain subject to Members’ previous elections as to the time and form of payment of those amounts.

2. Establishment of Class Year Subaccounts. For Plan years beginning on or after January 1, 2011, the Third Amendment establishes a Class Year Subaccount on behalf of each Member with respect to each Plan year, which is credited with the Member’s deferrals of compensation earned during that Plan year and employer deferrals made on the Member’s behalf. Each Class Year Subaccount will separately account for the Member’s deferrals, and any employer deferrals made with respect to the Plan year (each a "Deferral Component" under the Class Year Subaccount), allowing Members to make separate time and form of payment elections with respect to each Plan year for each Deferral Component as described below.

3. Separate Elections for Each Deferral Type for Each Plan Year. The Third Amendment modifies the time and form of payment elections that Members may make under the Plan. For each Plan year beginning on or after January 1, 2011, Members will make separate time and form of payment elections with respect to each Deferral Component under the Class Year Subaccount for the Plan year. The elections will specify whether the Deferral Component will be (A) deferred until termination of employment (subject to a six-month delay for certain key employees) or (B) subject to a "Scheduled In-Service Withdrawal." If a Scheduled In-Service Withdrawal is elected for a Deferral Component under the Class Year Subaccount for the Plan year, the Member’s election must also designate the payment date upon which the Scheduled In-Service Withdrawal of such Deferral Component will commence, provided that the Member is still employed on that date. The designated payment date must be at least two calendar years after the end of the Plan year to which the Class Year Subaccount relates.

With respect to the form of payment, if a Member terminates employment prior to age 55 for a reason other than disability, the balance of the Member’s account under the Plan will be paid in a single lump sum. With respect to a termination of employment on or after attainment of age 55 or by reason of disability, a Member may elect separately with respect to each Deferral Component within each Class Year Subaccount to receive amounts credited to such Deferral Component either in a single lump sum payment or in annual installments for two through fifteen years. In addition, with respect to each Deferral Component within a Class Year Subaccount for which the Member has elected a Scheduled In-Service Withdrawal, the Member may elect to have such Scheduled In-Service Withdrawal paid either in a single lump sum or in annual installments for two through five years. However, upon the Member’s termination of employment, any remaining balance in each Deferral Component will be paid as a payment upon termination of employment as described above (i.e., in a single lump sum payment if the termination of employment is prior to age 55 for a reason other than disability or as elected by the Member if the termination of employment is on or after attainment of age 55 or is by reason of disability).

In the event a Member fails to timely make a time or form of payment election as described above, the time of payment will be the Member’s termination of employment, and the form of payment will be a single lump sum payment.

4. Consultants’ Elections. Under the Third Amendment, for Plan years beginning on or after January 1, 2011, Members who are consultants will make separate elections for each Plan year by Class Year Subaccount but will not be permitted to make separate deferral or time and form of payment elections by type of compensation.

5. Directors’ Elections. The Third Amendment will impact the election procedures for directors by allowing them to make separate elections as to form of payment for each Deferral Component under each Class Year Subaccount. Deferral Components will be established under directors’ Class year Subaccounts for (i) deferrals of retainer fees, (ii) deferrals of other director compensation (i.e., committee membership and chairmanship fees and meeting fees), and (iii) any employer deferrals. However, as before the Third Amendment, directors will remain ineligible to elect Scheduled In-Service Withdrawals.

6. Director Stock Compensation. The Third Amendment clarifies that director compensation that is paid in shares of common stock is subject to deferral under the Plan only if the compensation was payable in cash at the beginning of the Plan year but became payable in shares of common stock pursuant to an election made by the director after the start of the Plan year. Director compensation that is payable in shares of common stock in accordance with the company’s regular payment practices and any other compensation that, prior to the start of the Plan year, the director has elected to receive as shares of common stock is not subject to deferral under the Plan.

The description of the Third Amendment set forth above is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01 Other Events.

The Company also announced that its board of directors approved a quarterly cash dividend of $0.10 per share payable on December 15, 2010, to stockholders of record on December 1, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Third Amendment to Group 1 Automotive, Inc. Deferred Compensation Plan, as Amended and Restated, effective January 1, 2008

99.1 Press release of Group 1 Automotive, Inc., dated as of November 11, 2010

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

November 15, 2010	By:	/s/ Darryl M. Burman

Name: Darryl M. Burman
Title: Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Group 1 Automotive, Inc. Deferred Compensation Plan, as Amended and Restated, effective January 1, 2008
99.1	Press release of Group 1 Automotive, Inc. dated as of November 11, 2010